Exhibit 99.(c)-(4)

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China Hydroelectric Corporation Presentation to the Special Committee of the Board of Directors Confidential

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Table of Contents Page Situation Overview 3 Merger Overview 6 Financial Analysis 13 Appendices 21 Additional Financial Data 22

Situation Overview

Summary of Selected Merger Terms1 . Parties to the Transaction . China Hydroelectric Corporation, a Cayman Islands corporation (“CHC” or the “Company”) . CPT Wyndham Holdings Ltd., a Cayman Islands corporation (“Parent”) . CPT Wyndham Sub Ltd., a Cayman Islands corporation and all of the outstanding shares of which are owned by Parent (“Merger Sub”) . The Rollover Shareholders . CPI Ballpark Investment Ltd., an entity of NewQuest Capital Partners (“NewQuest”), a 53.9% shareholder in the Company on a fully diluted basis . China Environmental Fund, an affiliate of Tsing Capital, a 4.8% shareholder in the Company on a fully diluted basis . Transaction Structure . Merger: Merger Sub to be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”) . Form of Consideration . Cash: each outstanding ordinary share of the Company (each a “Share” and collectively, the “Shares”) including Shares represented by American Depositary Shares, each representing three Shares (the “ADSs”) excluding any Excluded Shares (as defined below) will be cancelled in exchange for the right to receive $1.17 in cash per Share without interest (the “Per Share Merger Consideration”), or $3.51 per ADS in cash without interest (the “Per ADS Merger Consideration”) . Excluded Shares means collectively (i) Shares and ADSs beneficially owned by Parent or any wholly owned subsidiary of Parent, including each Rollover Share (as defined below) and each Additional Rollover Share (as defined below), and (ii) Dissenting Shares (as defined below) . “Rollover Share”, meaning each Share and ADS held by each of the Rollover Shareholders . “Additional Rollover Share”, meaning each Share and ADS held by each of the additional parties to join the Rollover Shareholders . “Dissenting Shares”, meaning Shares owned by holders of Shares who have validly exercised and not effectively withdrawn or lost their appraisal rights pursuant to Section 238 of the Cayman Companies Law . Voting Requirements . Affirmative vote of holders of Shares representing two-thirds or more of the Shares present and voting in person or by proxy as a single class and in accordance with Cayman Companies Law . Post–Closing Sale Limitation . Parent agrees that, for a period of six months following the close of the Merger, it shall not enter into any agreement for or consummate the sale or transfer of a majority of the outstanding share capital of the Company (including by way of any merger, consolidation, business combination, recapitalization or otherwise) or assets or businesses that constitute or represent more than 50% of the Company’s consolidated assets, or to which more than 50% of the revenue or earnings of the Company on a consolidated basis are attributable, to any party that has submitted bids during the market check process at a price that is greater than the equivalent of the Per Share Merger Consideration. . Financing . Parent has delivered to the Company a copy of an equity commitment letter, draft dated as of January 9, 2014, from NewQuest Asia Fund I, L.P. and NewQuest Asia Fund II, L.P. . Company Termination Fee . US$2.5 million . Parent Termination Fee . US$3.0 million Source: An execution version of the Agreement and Plan of Merger among Parent, Merger Sub and CHC (the “Agreement”) Note: 1. This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Merger; this summary is qualified by the terms and conditions of the Agreement

Shareholder Structure Ownership Summary1 Ownership Structure Source: Company filings, CapitalIQ Note: 1.Based on 54,269,275 fully diluted ADSs outstanding calculated by adding basic ADSs outstanding reported by the Company’s 6K filing as of November 26, 2013 and in-the money options granted to employees based on Company information using treasury stock method Shareholders ADS (million)1 Ownership %1 Buyer Group CPI Ballpark Investment Ltd. (NewQuest) 29.246 53.9% Tsing Capital (China Environmental Fund) 2.613 4.8% Total Buyer Group Holdings 31.858 58.7% Major Unaffiliated Shareholders Jennison Associates LLC 6.536 12.0% Swiss Reinsurance Co., Asset Management Arm 3.371 6.2% FourWinds Capital Management 1.981 3.6% Citigroup Inc., Asset Management Arm 1.077 2.0% Abrax (Hong Kong) 0.772 1.4% IWU International Ltd. 0.362 0.7% HSBC Global Asset Management (UK) Limited 0.255 0.5% Renaissance Technologies Corp. 0.136 0.3% California Public Employees' Retirement System 0.116 0.2% Total Major Unafiliated Shareholders 14.605 26.9% Insiders Lin You-Su (Interim CEO, Director) 0.715 1.3% Other Directors 0.021 0.04% Total Insiders Holdings 0.736 1.4% Other Shareholders Others 9.682 13.0% Total Shareholders 54.269 100.0%

Merger Overview

Merger Value Overview Source: Company filings; LTM financial per Company filings, NFY and NFY+1 financials per Company management; Notes: 1. Based on 54,269,275 fully diluted ADSs outstanding calculated by adding basic ADSs outstanding reported by the Company’s 6K filing as of November 26, 2013 and in-the money options granted to employees based on Company information using treasury stock method 2. Debt, cash and short term investments, and noncontrolling interests are based on Company financials as of September 30, 2013 3. Cash includes cash and cash equivalents 4. Based on Company filings and management projections; represents results from continuing operations 5. EV / MW multiple based on 506.1MW of attributable installed capacity. The Company owns 100% interests in all but three facilities it operates. The attributable installed capacity is calculated by multiplying CHC’s equity interests in the projects by the installed capacity 6. IPO price includes warrants of US$1.20 per ADS LTM refers to the most recently completed twelve month period for which financial information has been made public NFY refers to next fiscal year NFY+1 refers to the year after next fiscal year MW refers to megawatts Summary of Proposed Merger Value Implied Premiums to Historical ADS Trading Prices 6 5 (dollars and ADS in millions, except per ADS values) Per ADS ADS Merger Security Outstanding1 Consideration ADS 54.3 $3.51 Implied Values Implied Common Equity $190.5 Adjustments: Debt2 252.9 Cash2,3 (17.7) Noncontrolling Interest2 0.5 Implied Enterprise Value $426.2 Implied Merger Multiples Implied Enterprise Value Adjusted EBITDA4 LTM 9/30/13 8.7x NFY 2013E 8.0x NFY+1 2014E 8.8x Attributable Installed Capacity (in MW) 5 As of 9/30/13 0.84x Implied Premium of Per ADS Merger Trading Period Closing Consideration over Average Prior to 9/4/13 ADS Price Closing ADS Price Current (01/10/2014) $2.73 28.6% 1 Day $2.23 57.4% 5 Day Average $2.25 56.1% 10 Day Average $2.27 54.9% 1 Month Average $2.26 55.6% 3 Month Average $2.30 52.6% 6 Month Average $2.45 43.0% 1 Year Average $2.09 67.8% 52 Week High 04/10/2013 $3.02 16.2% 52 Week Low 09/10/2012 $1.03 240.8% 6 IPO 01/25/2010 $16.00 (78.1%)

Summary of Market Check Process1 . As directed and approved by the Special Committee, the market check process began on November 7, 2013 with initial indications of interest due on December 9, 2013 . Number of parties contacted during the 33-day market check process (excluding NewQuest): 89 potential bidders including 43 strategic bidders and 46 financial bidders2 . Number of parties that submitted initial bids by December 9, 2013 (excluding NewQuest): three strategic parties and one financial party . Number of parties that signed non-disclosure agreement (“NDA”) and proceeded to due diligence (excluding NewQuest): one strategic party . Number of parties that submitted final bids (excluding NewQuest): one strategic party . Preliminary non-binding offers potentially higher than the proposed Per ADS Merger Consideration were received from several bidders . Proposed equity transactions involved acquiring a minority interest via tender offer at prices up to US$4.00 per ADS and acquiring a majority interest at via tender offer or merger at prices up to US$4.53 per ADS (which would require the consent of NewQuest) . Asset transactions for all or a portion of the assets would require proceeds being distributed through a dividend or liquidation proceeds to ADS and shareholders. Proposed asset transactions involved acquiring some or all of the Company’s assets at implied prices up to US$4.74 per ADS (pre-tax and other potential distribution costs) Note: 1. This summary is intended only as an overview and is not intended to cover all details of the market check process 2. One party submitted an indication of interest prior to commencing the market check, and later signed an NDA and conducted due diligence as part of the market check process

Summary of Market Check Process1 (cont.) . The Special Committee recommends that the Board of the Company to pursue the NewQuest proposal over other alternative proposals for the following, amongst other, reasons: . NewQuest’s all-cash merger consideration presents an opportunity for near-term liquidity and certainty of closing . NewQuest currently owns approximately 54% of the total outstanding shares of the Company and has consistently indicated that they are not willing to sell their shares or vote in favor of any competing transaction . NewQuest’s stated intention to withdraw its final offer (“Final NewQuest Offer”) at 10:00 a.m. (HKT) on Monday, January 13, 2014 . The Special Committee’s inability to conclude that there could be any assurance that an asset purchase transaction with any of the bidders would be capable of being executed and would provide greater value and be in the best interests of the Company and the unaffiliated shareholders, based on the following factors: . The Special Committee engaged a big four accounting firm as a tax advisor to analyze potential taxes and regulatory risks of an asset sale. The tax advisor’s preliminary analysis concluded that proceeds from an asset sale would be subject to stamp duty at 0.05% - 0.10% and PRC taxes on capital gain of 10.0% - 25.0%. In particular, the tax advisor noted that in the last two asset sales by the Company, the tax bureau in Fujian had assessed 25% tax on the capital gains. The tax advisor further advised that the exact magnitude of the PRC taxes is difficult to assess, as local municipalities will determine tax at their discretion . An asset transaction would be considerably more complex, time-consuming and expensive to execute as compared to a Share acquisition or merger transaction and would require multiple PRC governmental approvals including local MOFCOM and other governmental approvals, involving an uncertain level of regulatory risk which would not arise in a Share acquisition or merger transaction . An asset sale would require the sale proceeds to be distributed to the shareholders of the Company through a dividend, liquidation and/or other means of distribution that would require regulatory approvals and certain professional and tax costs that a Share acquisition or merger transaction would not be subject to. The tax advisor was unable to quantify the potential taxes or withholding which may be imposed on a U.S. taxpayer in connection with such distribution of proceeds, relative to U.S. capital gains taxes which may be payable or withheld in a Share acquisition or merger transaction . An asset transaction of the nature proposed is understood by the Special Committee to be unprecedented, as there are no known examples of a U.S.-listed company that has disposed of all of its assets in the PRC and then distributed the sales proceeds to offshore shareholders . The proposed offer price in an asset transaction is subject to uncertain adjustments upon completion of confirmatory legal and financial due diligence based on the Company’s balance sheet at the time of closing as compared to the Company’s September 30, 2013 balance sheet, on which the proposal bases its assumptions, in particular given the seasonal fluctuations of the Company’s business, and the bidder’s reluctance to agree to a completely non-refundable earnest deposit as a condition for the Company entering into exclusivity and terminating discussions with NewQuest . Under the terms of the Agreement, the Company’s board of directors (the “Board”), taking into consideration the recommendation of the Special Committee, would still be able to determine whether an unsolicited proposal for an asset purchase transaction constitutes a Superior Proposal (as defined in the Merger Agreement) which would permit the Board to change its recommendation and terminate the Agreement to pursue a potential Superior Proposal in the best interests of the unaffiliated shareholders Note: 1. This summary is intended only as an overview and is not intended to cover all details of the market check process

Summary of Market Check Process1 (cont.) . The Special Committee’s inability to conclude that there could be any assurance that a minority equity transaction would be capable of being executed and would provide greater value and be in the best interests of the Company and the unaffiliated shareholders, based on the following factors: . One bidder that had previously offered to acquire all of the outstanding Shares for a minority stake for US$3.50 per ADS, as its best and final offer and was now, unprompted by any discussions with the Special Committee or due diligence access, purporting to significantly increase its offer price to US$4.00 per ADS, led the Special Committee to question whether the offer had been made in good faith . The Special Committee’s view that the financing documentation attached to the bidder’s offering of US$4.00 per ADS being stale, unreliable and non-transaction specific . The US$4.00 per ADS bidder’s reluctance to agree to a completely non-refundable earnest deposit as a condition for the Company entering into discussions with it and allowing the Final NewQuest offer to terminate . The fact that the US$4.00 bidder has not conducted recent due diligence on the Company and the significant risk that the bidder may conclude after due diligence to reduce its price or not proceed with a transaction, including after a more fulsome understanding of the contingent liabilities and litigation to which the Company is subject . The due diligence requests from one bidder having placed tremendous pressure on the Company’s management meant that granting due diligence access to additional bidders would risk further diverting the resources of the Company’s management, which may be disruptive to the Company’s business . The Special Committee’s concerns that a sophisticated investor would not be prepared to acquire a significant minority stake without the consent of its majority shareholder . The fact that upon announcement of the Agreement the US$4.00 bidder (and other bidders) would no longer be bound by any standstill obligations to the Company and would be free (as it has intimated it would be prepared to do) to directly approach the unaffiliated shareholders and offer them the chance to monetize their investment in the Company at a price higher than US$3.51 per ADS, thereby preserving the transaction with NewQuest as a floor value realizable by the unaffiliated shareholders, while preserving a contingent but potential further upside Note: 1. This summary is intended only as an overview and is not intended to cover all details of the market check process

ADS Trading History 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 1/25/10 5/25/10 9/25/10 1/25/11 5/25/11 9/25/11 1/25/12 5/25/12 9/25/12 1/25/13 5/25/13 9/25/13 Daily Volume (MMs) Closing ADS Price (US $) Daily Volume (MM) China Hydroelectric Corporation Proposed Per ADS Merger Consideration ADS Price & Volume History Source: Company filings, Capital IQ, Note: 1. IPO price includes warrant of US$1.20 per ADS 2. Market statistics as of January 10, 2014; ADS price represents daily closing price Price & Volume Statistics2 1-Week Avg. Daily Volume 43,720 1-Month Avg. Daily Volume 45,700 3-Month Avg. Daily Volume 66,600 6-Month Avg. Daily Volume 67,710 1 -Year Avg. Daily Volume 76,710 IPO Price (1/25/2010)1 $16.00 52 Week High (04/10/2013) $3.02 52 Week Low (01/15/2013) $1.50 All Time High (01/25/2010) $13.90 All Time Low (07/10/2011) $0.62 3/02/12: CHC completed sale of its Yuanping hydroelectric power project, for $22.0 million 9/28/12: A group of shareholders called for an extraordinary general meeting (EGM), seeking to replace all Board members not located in the PRC with their own nominees, as well as removing the senior executives and founders of CHC 8/22/12: CHC President James Li resigned 9/29/2012: 66.8% shareholders voted in favor of the appointment of Amit Gupta, Moonkyung Kim, Jui Kian Lim, and Yun Pun Wong and the removal of John D. Kuhns (founder), Richard H. Hochman, Anthony Dixon and Stephen Outerbridge as directors 8/29/2013: CHC completed sale of its Yuheng hydroelectric power project for approximately US$44.3 million 9/25/2013: CHC announced establishment of a special committee to evaluate the non-binding proposal 9/4/2013: CHC announced receipt of a non-binding proposal from NewQuest to acquire the Company at US$2.97 per ADS 2/12/10: CHC received RMB 3 billion (US$440 million) loan framework agreement from Bank of China 9/13/10: CHC announced acquisition of 44 MW hydroelectric power project in Yunnan Province for total of $57.0 million 4/10/11: CHC completed acquisition of Dazhaihe project, for $17.8 million 4/14/10: CHC announced acquisition of 19 MW hydroelectric power project in Yunnan Province 11/8/10: CHC signed definitive agreement to acquire 55.4 MW Taiyu Hydroelectric Power Projects in Fujian Province and 15 MW Dazhaihe project 10/16/12: CHC appointed You-Su, Lin as the interim CEO and Amit Gupta as the Chairman of the Board 9/23/2013: CHC announced Mr. Shadron Lee Stastney of Vicis Capital resigned from CHC’s Board and was replaced by Dr. Lin, the Company’s interim CEO 8/21/2013: CHC announced the appointment of Mr. Allard Nooy as a Board member and Daniel Chan as COO 1/25/10: IPO on NYSE at US$14.80 per ADS plus one warrant at US$1.20 1/10/14

Relative Performance 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 1/25/10 5/25/10 9/25/10 1/25/11 5/25/11 9/25/11 1/25/12 5/25/12 9/25/12 1/25/13 5/25/13 9/25/13 Indexed Prices S&P 500 Index: +68.0% US Listed Hydroelectric Selected Companies1: +54.4% Emerging Market Hydroelectric Selected Companies2: +15.8% China Hydroelectric Selected Companies3: -6.6% China Hydroelectric Corporation: -80.4% Indexed ADS Price Performance Since IPO Source: Capital IQ Note: 1. The index of US Listed Hydroelectric Selected Companies includes IdaCorp, Inc., and Avista Corp. 2. The index of Emerging Market Hydroelectric Selected Companies includes Tractebel Energia S.A., RusHydro, NHPC Ltd., Jaiprakash Power Ventures Limited, AES Tietê S.A., Duke Energy International, Geração Paranapanema S.A.,SJVN Limited, and Vinh Son-Song Hinh Hydro Power Joint Stock Company 3. The index of China Hydroelectric Selected Companies includes China Yangtze Power Co. Ltd., Sichuan Chuantou Energy Co Ltd, Guizhou Qianyuan Power Co., Ltd., Sichuan Xichang Electric Power Company Ltd., Chongqing Three Gorges Water Conservancy and Electric Power Co.,Ltd., Hunan Fazhan Industrial Co., Ltd., Sichuan Mingxing Electric Power Co., Ltd., and Haitian Hydropower International Limited 1/10/14

Financial Analysis

Financial Analyses Summary $2.87 $2.50 $2.82 $2.18 $2.46 $4.67 $4.45 $4.61 $4.98 $4.61 $1.50 $2.50 $3.50 $4.50 $5.50 Implied Per ADS Equity Value Reference Range1,2 Proposed Per ADS Merger Consideration US$3.51 8.0x – 10.0x LTM 9/30/2013 Adjusted EBITDA 7.0x – 9.0x NFY 2013E Adjusted EBITDA Selected Transaction Analysis US$0.70mm - $1.00mm / MW Attributable Installed Capacity3 Discounted Cash Flow Analysis Discounted Rate: 11.0% - 13.0% Perpetuity Growth Rate: 2.0% - 3.0% Source: Company filings, projected values per Company management Note: No particular weight was attributed to any individual analysis 1. Based on 54,269,275 fully diluted ADSs outstanding calculated by adding basic ADSs outstanding reported by the Company’s 6K filing as of November 26, 2013 and in-the money options granted to employees based on Company information using treasury stock method 2. Debt, cash and cash equivalents, and noncontrolling interests are based on Company management 3. EV / MW multiple based on 506.1MW of attributable installed capacity. The Company owns 100% interests in all but three facilities it operates. The attributable installed capacity is calculated by multiplying CHC’s equity interests in the projects by the installed capacity NFY refers to the next fiscal year; NFY+1 refers to the year following NFY; MW refers to megawatts Selected Companies Analysis 8.0x – 10.0x NFY+1 2014E Adjusted EBITDA

Financial Analyses Summary (cont.) Source: Company filings, projected values per Company management Note: No particular weight was attributed to any individual analysis 1. Debt, cash and cash equivalents, and noncontrolling interests per Company’s 6k filing as of November 26, 2013 2. Based on 54,269,275 fully diluted ADSs outstanding calculated by adding basic ADSs outstanding reported by the Company’s 6K filing as of November 26, 2013 and in-the money options granted to employees based on Company information using treasury stock method 3. EV / MW multiple based on 506.1MW of attributable installed capacity. The Company owns 100% interests in all but three facilities it operates. The attributable installed capacity is calculated by multiplying CHC’s equity interests in the projects by the installed capacity LTM refers to the most recent completed twelve month period for which financial information has been made public NFY refers to the next fiscal year NFY+1 refers to the year following NFY MW refers to megawatts 1 1 1 2 3 (ADS outstanding and dollars in millions, except per ADS values) Selected Companies Selected Companies Selected Companies Selected Transactions Discounted Cash Flow Analysis Analysis Analysis Analysis Analysis LTM 9/30/2013 NFY 2013E NFY+1 2014E As of 9/30/2013 Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA Attributable Installed Capacity 3 Corresponding Base Amount $48.9 $53.0 $48.6 506.1 MW Selected Multiples Range 8.0x 10.0x 7.0x 9.0x 8.0x 10.0x 0.70x 1.00x Implied Enterprise Value Reference Range $391.5 $489.4 $371.2 $477.3 $388.9 $486.1 $354.3 $506.1 $369.5 $486.0 1 Cash and Cash Equivalents as of 9/30/13 $17.7 $17.7 $17.7 $17.7 $17.7 $17.7 $17.7 $17.7 $17.7 $17.7 Implied Total Enterprise Value Reference Range $409.2 $507.0 $388.9 $494.9 $406.6 $503.8 $371.9 $523.8 $387.2 $503.7 1 Total Debt as of 9/30/13 ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) ($252.9) Noncontrolling Interests1 (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) Implied Total Equity Value Reference Range 155.7 253.6 135.4 241.5 153.1 250.4 $118.5 $270.3 $133.7 $250.2 2 ADS Outstanding 54.3 54.3 54.3 54.3 54.3 54.3 54.3 54.3 54.3 54.3 Implied Per ADS Reference Range $2.87 $4.67 $2.50 $4.45 $2.82 $4.61 $2.18 $4.98 $2.46 $4.61

Selected Historical and Projected Financial Data Source: Company filings, CapitalIQ; projections per Company management Notes: 1. CAGR refers to compound annual growth rate 2. Revenues from continuing operations 3. Cost of revenues include depreciation and amortization 4. Adjustments to 2011 include counsel fees of $1.6 million for non-recurring extraordinary general meeting of shareholders and termination costs of $1.8 million to John Kuhns and Mary Fellows, former CHC senior management 3 2 4 (dollars in millions) Fiscal Year Ended December 31, LTM Ended Fiscal Year Ending December 31, CAGR1 2010 2011 2012 9/30/13 2013E 2014E 2015E 2016E 2017E 2018E 2012-2018E Revenues2 $58.2 $54.6 $85.4 $76.8 $77.0 $72.8 $72.8 $72.8 $72.8 $72.8 (2.6%) Growth % 81.9% (6.1%) 56.4% (9.8%) (5.4%) 0.0% 0.0% 0.0% 0.0% Cost of Revenues3 (22.7) (31.3) (35.8) (35.3) (35.1) (35.3) (35.1) (35.7) (35.3) (35.5) Gross Profit $35.5 $23.3 $49.6 $41.5 $41.9 $37.5 $37.7 $37.1 $37.5 $37.3 (4.6%) Margin % 61.0% 42.6% 58.1% 54.0% 54.4% 51.5% 51.8% 51.0% 51.5% 51.2% General & Administrative (19.2) (28.9) (20.3) (16.2) (12.6) (12.8) (11.8) (11.8) (11.8) (11.8) Depreciation & Amortization 16.9 23.3 23.8 23.6 23.7 23.9 23.9 23.9 23.9 23.9 Total Adjustments4 0.0 3.4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Adjusted EBITDA $33.3 $21.1 $53.0 $48.9 $53.0 $48.6 $49.8 $49.3 $49.6 $49.4 (1.2%) Margin % 57.2% 38.7% 62.1% 63.7% 68.9% 66.8% 68.4% 67.6% 68.1% 67.9% Depreciation & Amortization (16.9) (23.3) (23.8) (23.6) (23.7) (23.9) (23.9) (23.9) (23.9) (23.9) Adjusted EBIT $16.3 ($2.2) $29.2 $25.4 $29.3 $24.7 $25.9 $25.4 $25.7 $25.5 (2.3%) Margin % 28.1% (4.1%) 34.2% 33.0% 38.1% 33.9% 35.5% 34.8% 35.3% 35.0% Interest Expense, net (13.1) (24.7) (28.0) (24.6) (23.1) (21.7) (19.2) (16.5) (13.6) (10.7) Other Income (Expenses) and Nonrecurring (0.3) (0.2) 0.1 0.9 0.9 0.0 0.0 0.0 0.0 0.0 Gains (Losses) Adjusted Pre-tax Income $3.3 ($26.9) $1.3 $0.7 $6.3 $3.0 $6.7 $8.8 $12.1 $14.8 50.8% Taxes (Statutory tax rate of 25%) (0.8) 6.7 (0.3) (0.2) (1.6) (0.7) (1.7) (2.2) (3.0) (3.7) Net Income from continuing operation before $2.5 ($20.2) $0.9 $0.6 $4.7 $2.2 $5.0 $6.6 $9.1 $11.1 noncontrolling interests Noncontrolling Interests (0.2) 9.9 (0.1) 0.0 (0.1) 0.1 0.0 0.0 0.0 (0.1) Adjusted Net Income $2.2 ($10.3) $0.9 $0.6 $4.6 $2.3 $5.1 $6.7 $9.1 $11.0 53.2% Margin % 3.8% (18.8%) 1.0% 0.8% 6.0% 3.2% 7.0% 9.1% 12.5% 15.1%

Selected Companies Trading Statistics Sources: public filings, CapitalIQ, analyst reports; Notes: 1. Enterprise Value refers to equity market value + debt + preferred stock + derivative liabilities + noncontrolling interest – cash and short term investment LTM refers to the most recently completed twelve month period for which financial information has been made public; FY refers to fiscal year”; MW refers to megawatts NA refers to not available; NM refers to not meaningful - Enterprise Value/EBITDA multiples higher than 50x are listed as “NM No company used in this analysis for comparative purposes is identical to the Company (dollars in millions, except per share / ADS value) (dollars in millions, except per share / ADS value) Price Equity Enterprise Enterprise Value / EBITDA EV/MW Listing 1/10/2014 Value Value 1 LTM FY13 FY14 Company Country Exchange ($) ($mm) ($mm) (x) (x) (x) ($mm /MW) China and HK listed Hydro Selected Companies China Yangtze Power China SHSE $0.98 $16,248 $25,441 7.3x 7.7x 7.5x 0.98 Sichuan Chuantou Energy China SHSE 1.67 3,293 4,351 35.1x 33.5x 31.4x 1.52 Hunan Fazhan Industrial China SZSE 1.07 518 555 19.3x NM NM 3.96 Sichuan Xichang Electric Power China SHSE 1.40 511 568 17.1x NM NM 5.71 Sichuan Mingxing Electric Power China SHSE 1.28 415 359 11.7x NA NA 2.47 Chongqing Three Gorges China SHSE 1.53 408 607 14.9x NM NM 2.92 Guizhou Qianyuan Power China SZSE 1.66 338 2,688 22.1x NM NM 1.09 Haitian Hydropower International China SEHK 0.08 79 86 26.6x NM NM 3.29 Mean 19.3x 20.6x 19.5x 2.74 Median 18.2x 20.6x 19.5x 2.69 High 35.1x 33.5x 31.4x 5.71 Low 7.3x 7.7x 7.5x 0.98 Emerging Markets Hydroelectric Selected Companies Tractebel Energia S.A. Brazil BOVESPA $15.09 $9,852 $10,997 8.2x 8.2x 7.2x 1.59 RusHydro Russia MICEX 0.02 5,287 9,529 7.5x 4.6x 4.5x 0.26 NHPC Ltd. India BSE 0.30 3,665 5,994 8.7x 8.4x 7.6x 1.05 AES Tietê S.A. Brazil BOVESPA 7.67 3,011 3,308 5.4x 5.0x 4.3x 1.24 Duke Energy International, Geração Paranapanema S.A. Brazil BOVESPA 26.21 2,475 2,674 7.9x NM NM 1.19 SJVN Limited India NSEI 0.33 1,373 1,396 5.7x 5.2x 4.1x 0.73 Jaiprakash Power Ventures Limited India BSE 0.29 883 4,484 14.2x 10.7x 5.8x 0.82 Vinh Son-Song Hinh Hydro Power Joint Stock Company Vietnam HOSE 0.71 146 156 19.7x NA NA 2.36 Mean 9.7x 7.0x 5.60x 1.16 Median 8.0x 6.7x 5.18x 1.12 High 19.7x 10.7x 7.6x 2.36 Low 5.4x 4.6x 4.1x 0.26 US Listed Hydroelectric Selected Companies IdaCorp United States NYSE $52.98 $2,666 $4,223 10.0x 9.9x 10.3x 1.18 Avista Corp. United States NYSE 28.37 1,704 3,153 8.6x 8.4x 7.8x 1.71 Mean 9.3x 9.1x 9.0x 1.44 Median 9.3x 9.1x 9.0x 1.44 High 10.0x 9.9x 10.3x 1.71 Low 8.6x 8.4x 7.8x 1.18 Total Mean 13.9x 10.2x 9.1x 1.89 Total Median 10.8x 8.3x 7.4x 1.38 Total High 35.1x 33.5x 31.4x 5.71 Total Low 5.4x 4.6x 4.1x 0.26 China Hydroelectric as of January 10, 2014 China NYSE $2.73 $148 $384 7.8x 7.2x 7.9x 0.76 China Hydroelectric (Proposed Per ADS Merger Consideration) China NYSE 3.51 190 426 8.7x 8.0x 8.8x 0.84

Selected Transactions Analysis Source: CapitalIQ, Mergermarket Note: 1. Based on reported metric for the most recent LTM period prior to the announcement of the transaction NA refers to not available figure or information; MW refers to megawatts No transaction used in this analysis for comparative purposes is identical to the Merger Selected transaction analysis continues on the next page (dollars in millions, except per share / ADS value) (dollars in millions, except per share / ADS value) Target EV/Target % Implied Installed Installed Announce Sought Enterprise Value Capacity Capacity Date Target Acquirer Seller (%) ($ mm) (MW) ($mm/MW) Target Installed Capacity >1GW 9/21/2009 Datang Yantan Hydropower Co., Ltd. Guangxi Guiguan Electric Power Co., Ltd. (SHSE:600236) China Datang Corporation 70% $748.3 1,000 0.75 5/27/2008 Wu Ling Power Corporation China Power International Development Ltd. (SEHK:2380) China Power Investment Corporation 63% 1,025.9 5,840 0.18 Mean 0.46 Median 0.46 High 0.75 Low 0.18 Target Installed Capacity from 100MW to 1GW 11/13/2012 Sichuan Dachuan Power Co., Ltd. Beijing Jingneng Clean Energy Corp. (SEHK:579) Beijing Energy Investment Holding Co., Ltd. 100% $205.5 124 1.66 12/15/2011 Chongqing Meixi River Hydropower Development Company CPI (Fujian) Power Development Limited Zhe Jiang Ouneng Electric Power Group Stock Co., Ltd. 100% 54.7 129 0.42 Limited 11/10/2011 Guodian Changyuan Electric Power Co. Ltd., Hydroelectric Dadu Hydropower Development Co., Ltd. Guodian Changyuan Electric Power Co. Ltd. (SZSE:000966) 100% 168.6 225 0.75 Assets 12/29/2009 Yuneng (Group) Company Limited Datang International Power Generation Co. Ltd. (SEHK:991) NA 100% 196.9 820 0.24 12/28/2009 Zhuzhou Navigation and Hydropower Complex Hunan Fazhan Industrial Co., Ltd. (SZSE:000722) Hunan Fazhan Investment Group Co., Ltd. 100% 249.1 140 1.78 6/8/2009 Leidatan Hydropower Plant Co., Ltd. Jiangsu ChengXing Phosph-Chemicals Co., Ltd. (SHSE:600078) Jiangyin Chengxing Industrial Group Co., Ltd. 55% 66.5 108 0.62 Mean 0.91 Median 0.68 High 1.78 Low 0.24 Target Installed Capacity from 50MW to 100MW 7/2/2012 Guangxi Rongshui Guding Hydropower Co., Ltd. China Guangdong Nuclear Energy Development Company Limited Guangdong Meiyan Jixiang Hydropower Co., Ltd. (SHSE:600868) 95% $39.7 80 0.50 10/12/2011 Maweigou Hydropower Co., Ltd. Huaneng Power International, Inc. (SEHK:902) NA 100% 35.7 55 0.65 Asia Power Corporation Limited (SGX:A03); Asia Power (Hainan) 5/18/2010 Xi'an Kaixin Enterprise Co., Ltd NA 52% 42.8 62 0.69 Investment Co., Ltd 5/13/2010 Yunnan Hongshiyan Hydropower Development Co., Ltd. Sichuan Guangan AAA Public Co., Ltd. (SHSE:600979) NA 51% 34.7 80 0.43 1/11/2010 Guangxi Liuzhou Guiliu Hydropower Co., Ltd. China Guangdong Nuclear Energy Development Company Limited Guangdong Meiyan Jixiang Hydropower Co., Ltd. (SHSE:600868) 62% 79.0 56 1.42 2/13/2008 Hebei Huadian Complex Pumping-storage Power Co., Ltd. Huadian Power International Corporation Limited (SEHK:1071) China Huadian Corporation 100% 5.1 50 0.10 Mean 0.63 Median 0.57 High 1.42 Low 0.10

Selected Transactions Analysis (cont.) Source: Capital IQ, Mergermarket Based on reported metric for the most recent LTM period prior to the announcement of the transaction NA refers to not available; MW refers to megawatts No transaction used in this analysis for comparative purposes is identical to the Merger (dollars in millions, except per share / ADS value) (dollars in millions, except per share / ADS value) Target EV/Target % Implied Installed Installed Announce Sought Enterprise Value Capacity Capacity Date Target Acquirer Seller (%) ($ mm) (MW) ($mm/MW) Target Installed Capacity < 50MW 10/18/2012 Pingnan County Yuheng Hydropower Co., Ltd. NA China Hydroelectric Corporation (NYSE:CHC) 100% $44.6 30 1.49 7/20/2012 Pingnan County Wangkeng Hydroelectric Co., Ltd. China Hydroelectric Corporation (NYSE:CHC) NA 100% 59.0 40 1.48 12/6/2011 Pingnan County Yuanping Hydroelectric Co., Ltd. NA China Hydroelectric Corporation (NYSE:CHC) 100% 22.0 16 1.37 11/9/2010 Dazhaihe Project China Hydroelectric Corporation (NYSE:CHC) NA 100% 17.8 15 1.19 Fujian Taiyu Investment, Fengyi Electricity Development and 11/8/2010 Jinling / Jinlong / Jintang / Jinwei Projects China Hydroelectric Corporation (NYSE:CHC) 100% 39.1 55 0.71 Xinguang Electricity 9/13/2010 Xiaopengzu Project in Yunnan Province China Hydroelectric Corporation (NYSE:CHC) Individual sharesholders including Gouding Mao 100% 57.5 44 1.31 Yunnan Minfa Hydroelectric Development Group Co., Ltd (96% of 8/1/2010 Fugong County Hengda Hydroelectric China Hydroelectric Corporation (NYSE:CHC) 100% 14.2 54 0.26 holder) and Xiamen Minrui Investment Co., Ltd. (4% shareholder) 4/14/2010 Yingjiang County Qinrui Husahe Hydropower Co. Ltd Yunnan Huabang Electric Power Development Co., Ltd., Dehong Qinrui (Group) Power Investment and Development Co 100% 16.8 19 0.90 12/8/2009 Longquan Ruiyang Cascade II Hydroelectric Co., Ltd. Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd. Guangdong Qing Neng Power Generation Group Co., Ltd. 100% 23.4 32 0.73 4/10/2009 Jingrong Industrial Development Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. Hunan Zhaoheng Hydropower Co., Ltd. 100% 2.6 8 0.34 2/23/2009 Hezhou Shangcheng Electric Power Co., Ltd. Guangxi Guidong Electric Power Co. Ltd. (SHSE:600310) Zhuhai Kadoo Investment Co., Ltd. 50% 2.9 12 0.24 Hubei Minyuan Industrial Development Co., Ltd.; Shiyan Juhong 1/12/2009 Hubei Hongping Power Generation Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. 85% 10.5 16 0.64 Power Development Co., Ltd. Hubei Minyuan Industrial Development Co., Ltd.; Shiyan Juhong 11/25/2008 Hubei Minyuan Huohe Hydropower Development Co., Ltd. Shenzhen Zhaoheng Hydropower Co., Ltd. 88% 4.6 13 0.36 Power Development Co., Ltd. 6/15/2008 Jingrong Industrial Development Co., Ltd. Hunan Zhaoheng Hydropower Co., Ltd. NA 100% 7.2 8 0.97 Mean (excluding CHC transactions) 0.51 Median (excluding CHC transactions) 0.36 High (excluding CHC transactions) 0.97 Low (excluding CHC transactions) 0.24 Mean 0.86 Median 0.82 High 1.49 Low 0.24 China Hydroelectric as of January 10, 2014 100% $383.9 506 0.76 China Hydroelectric (Proposed Per ADS Merger Consideration) 100% 426.2 506 0.84

Discounted Cash Flow Analysis1 Source: Based on projections provided by Company management Notes: 1. Present values as of 01/10/2014 using mid-year convention 2. Represents a 11.7-month stub period with valuation date as of 01/10/2014 3. Tax rate per Company management estimate 4. Net debt and noncontrolling interest as of 9/30/2013 5. Based on 54,269,275 fully diluted ADSs outstanding calculated by adding basic ADSs outstanding reported by the Company’s 6K filing as of November 26, 2013 and in-the money options granted to employees based on Company information using treasury stock method 2 (dollars in millions, except per ADS values) Projected FYE December 31, 2014E 2 2015E 2016E 2017E 2018E Revenues $70.8 $72.8 $72.8 $72.8 $72.8 Growth % (5.4%) 0.0% 0.0% 0.0% 0.0% Cost of Revenues (34.3) (35.1) (35.7) (35.3) (35.5) General & Administrative (12.4) (11.8) (11.8) (11.8) (11.8) Depreciation & Amortization 23.2 23.9 23.9 23.9 23.9 Adjusted EBITDA $47.3 $49.8 $49.3 $49.6 $49.4 Margin % 66.8% 68.4% 67.6% 68.1% 67.9% Depreciation & Amortization (23.2) (23.9) (23.9) (23.9) (23.9) Adjusted EBIT $24.0 $25.9 $25.4 $25.7 $25.5 Taxes3 (6.0) (6.5) (6.3) (6.4) (6.4) Unlevered Earnings $18.0 $19.4 $19.0 $19.3 $19.1 Depreciation & Amortization 23.2 23.9 23.9 23.9 23.9 Capital Expenditures (1.0) (1.6) (3.1) (0.6) (1.3) Change in Net Working Capital (0.7) (1.2) (1.0) (1.1) (1.0) Unlevered Free Cash Flows $39.6 $40.6 $38.8 $41.5 $40.8 Implied 2018E Adjusted EBITDA Terminal Multiple Discount Rate 2.0% 2.5% 3.0% 11.0% 9.4x 9.9x 10.6x 11.5% 8.9x 9.4x 10.0x 12.0% 8.4x 8.9x 9.4x 12.5% 8.0x 8.5x 8.9x 13.0% 7.7x 8.1x 8.5x PV of Terminal Value as a % of Enterprise Value Discount Rate 2.0% 2.5% 3.0% 11.0% 64.9% 66.3% 67.7% 11.5% 63.4% 64.8% 66.2% 12.0% 62.0% 63.3% 64.6% 12.5% 60.6% 61.8% 63.2% 13.0% 59.2% 60.5% 61.7% Present Value PV of Terminal Value Based Net Debt and of Cash Flows on Perpetual Growth Rate for Implied Enterprise Value Noncontrolling Implied Total Equity Value Implied Equity Value Per ADS5 Discount Rate 2014 - 2018 2018 Unlevered Free Cash Flow Interests4 $153.7 2.0% 2.5% 3.0% 2.0% 2.5% 3.0% 2.0% 2.5% 3.0% 2.0% 2.5% 3.0% 11.0% $156.9 $289.7 $308.2 $329.1 $446.6 $465.1 $486.0 $235.8 $210.8 $229.4 $250.2 $3.88 $4.23 $4.61 11.5% $155.3 $269.0 $285.3 $303.6 $424.3 $440.6 $458.9 $235.8 $188.5 $204.9 $223.1 $3.47 $3.77 $4.11 12.0% $153.7 + $250.5 $264.9 $281.0 = $404.2 $418.7 $434.8 - $235.8 = $168.4 $182.9 $199.0 = $3.10 $3.37 $3.67 12.5% $152.2 $233.8 $246.7 $261.0 $386.0 $398.9 $413.2 $235.8 $150.3 $163.2 $177.4 $2.77 $3.01 $3.27 13.0% $150.7 $218.8 $230.4 $243.1 $369.5 $381.0 $393.7 $235.8 $133.7 $145.3 $158.0 $2.46 $2.68 $2.91

Appendices

Appendices Additional Financial Data

Benchmarking Analysis1 Source: Public filings, analyst reports, Company management Note: 1. No company used for comparative purposes is identical to the Company 2. Based on public trading prices of common stock 3. LTM refers to the most recently completed twelve month period for which financial information has been made public NA refers to not available; MW refers to megawatts 3 Size Size2 Size2 Historical Growth Historical Growth LTM3 Revenue, millions Enterprise Value as of 1/10/14 (millions) Hydro Capacity as of 12/31/2012 (MW) FY2010 - FY2012 Revenue CAGR FY2011 - FY2012 Revenue Name Value Name Value Name Value Name Value RusHydro $9,245.7 China Yangtze Power $25,441.0 RusHydro 28,526.1 Jaiprakash Power Ventures 82.7% Guizhou Qianyuan Power 81.3% China Yangtze Power $3,951.1 Tractebel Energia S.A. $10,997.0 China Yangtze Power 25,964.6 CHC 21.2% CHC 56.4% Tractebel Energia S.A. $2,261.1 RusHydro $9,528.6 NHPC 5,702.0 Chongqing Three Gorges 13.4% Jaiprakash Power Ventures 52.2% Avista Corp. $1,581.4 NHPC $5,994.0 Tractebel Energia S.A. 5,559.7 Duke Energy International 13.1% Hunan Fazhan Industrial 36.9% IdaCorp $1,200.8 Jaiprakash Power Ventures $4,483.8 Sichuan Chuantou Energy 2,760.0 RusHydro 12.4% Haitian Hydropower Int'l. 26.6% NHPC $1,033.8 Sichuan Chuantou Energy $4,350.7 Jaiprakash Power Ventures 2,663.0 NHPC 11.6% China Yangtze Power 24.5% AES Tietê S.A. $968.7 IdaCorp $4,223.0 Guizhou Qianyuan Power 2,467.0 Guizhou Qianyuan Power 10.7% Duke Energy International 15.2% Duke Energy International $483.9 AES Tietê S.A. $3,307.7 AES Tietê S.A. 2,241.0 Sichuan Xichang Electric Power 10.2% Chongqing Three Gorges 14.4% Jaiprakash Power Ventures $397.0 Avista Corp. $3,153.3 Duke Energy International 1,917.0 AES Tietê S.A. 9.7% Tractebel Energia S.A. 13.5% SJVN $281.7 Guizhou Qianyuan Power $2,687.7 IdaCorp 1,709.0 Tractebel Energia S.A. 9.5% Sichuan Mingxing Electric Power 12.4% Chongqing Three Gorges $195.1 Duke Energy International $2,674.0 SJVN 1,700.0 China Yangtze Power 8.6% AES Tietê S.A. 12.0% Sichuan Chuantou Energy $191.6 SJVN $1,396.2 Avista Corp. 1,014.2 Sichuan Mingxing Electric Power 3.9% Sichuan Xichang Electric Power 12.0% Guizhou Qianyuan Power $172.0 Chongqing Three Gorges $606.9 CHC 506.1 IdaCorp 2.1% RusHydro 10.6% Sichuan Mingxing Electric Power $171.6 Sichuan Xichang Electric Power $567.5 Chongqing Three Gorges 187.3 Sichuan Chuantou Energy 1.9% IdaCorp 5.3% Sichuan Xichang Electric Power $107.1 Hunan Fazhan Industrial $554.6 Sichuan Mingxing Electric Power 145.6 Avista Corp. (0.4%) Sichuan Chuantou Energy (1.2%) CHC $76.8 CHC $383.9 Hunan Fazhan Industrial 140.0 SJVN (4.1%) Avista Corp. (4.5%) Hunan Fazhan Industrial $41.5 Sichuan Mingxing Electric Power $359.0 Sichuan Xichang Electric Power 99.4 Haitian Hydropower Int'l. (4.7%) NHPC (11.3%) Vinh Son-Song Hinh Hydro Power $11.5 Vinh Son-Song Hinh Hydro Power $156.0 Vinh Son-Song Hinh Hydro Power 66.0 Vinh Son-Song Hinh Hydro Power (11.5%) SJVN (12.7%) Haitian Hydropower Int'l. $4.5 Haitian Hydropower Int'l. $86.3 Haitian Hydropower Int'l. 26.3 Hunan Fazhan Industrial (33.8%) Vinh Son-Song Hinh Hydro Power (27.7%) Projected Growth Historical Growth Historical Growth Projected Growth Profitability FY2012 - FY2013 Revenue FY2010 - FY2012 EBITDA CAGR FY2011 - FY2012 EBITDA FY2012 - FY2013 EBITDA LTM EBITDA to LTM Revenue Name Value Name Value Name Value Name Value Name Value Jaiprakash Power Ventures 46.8% Hunan Fazhan Industrial 89.2% CHC 151.0% RusHydro 81.1% SJVN 87.0% SJVN 14.7% Jaiprakash Power Ventures 73.2% Guizhou Qianyuan Power 91.5% Jaiprakash Power Ventures 32.4% Jaiprakash Power Ventures 79.7% AES Tietê S.A. 9.7% CHC 26.2% Chongqing Three Gorges 62.2% Sichuan Chuantou Energy 16.1% China Yangtze Power 78.8% RusHydro 8.7% Chongqing Three Gorges 16.7% Hunan Fazhan Industrial 39.8% IdaCorp 15.4% Haitian Hydropower Int'l. 72.1% IdaCorp 7.8% Duke Energy International 13.2% Jaiprakash Power Ventures 32.2% SJVN 14.2% Guizhou Qianyuan Power 70.7% Avista Corp. 7.6% NHPC 11.0% IdaCorp 32.1% Avista Corp. 13.8% Duke Energy International 70.3% Tractebel Energia S.A. 6.3% Tractebel Energia S.A. 10.1% China Yangtze Power 23.8% NHPC 3.3% Hunan Fazhan Industrial 69.4% NHPC 4.7% Guizhou Qianyuan Power 9.3% Duke Energy International 10.3% Tractebel Energia S.A. 2.0% Vinh Son-Song Hinh Hydro Power 68.6% Sichuan Chuantou Energy 3.9% IdaCorp 8.2% Tractebel Energia S.A. 6.8% AES Tietê S.A. 1.8% NHPC 66.9% China Yangtze Power (7.5%) China Yangtze Power 7.7% AES Tietê S.A. 4.6% CHC 0.0% Sichuan Chuantou Energy 64.7% CHC (9.8%) AES Tietê S.A. 7.6% Haitian Hydropower Int'l. 1.6% China Yangtze Power (7.4%) CHC 63.7% Guizhou Qianyuan Power NA Sichuan Mingxing Electric Power 4.4% Sichuan Mingxing Electric Power 1.6% Guizhou Qianyuan Power NA AES Tietê S.A. 63.1% Sichuan Xichang Electric Power NA Sichuan Chuantou Energy 0.3% Sichuan Chuantou Energy (3.7%) Sichuan Xichang Electric Power NA Tractebel Energia S.A. 59.2% Chongqing Three Gorges NA Avista Corp. (0.0%) Avista Corp. (3.9%) Chongqing Three Gorges NA IdaCorp 35.2% Hunan Fazhan Industrial NA SJVN (4.9%) Sichuan Xichang Electric Power (12.7%) Hunan Fazhan Industrial NA Sichuan Xichang Electric Power 31.1% Sichuan Mingxing Electric Power NA RusHydro (13.1%) SJVN (13.4%) Sichuan Mingxing Electric Power NA Avista Corp. 23.2% Haitian Hydropower Int'l. NA Sichuan Xichang Electric Power (14.4%) NHPC (16.5%) Haitian Hydropower Int'l. NA Chongqing Three Gorges 20.9% Duke Energy International NA Haitian Hydropower Int'l. (15.0%) RusHydro (28.7%) Duke Energy International NA Sichuan Mingxing Electric Power 17.9% Vinh Son-Song Hinh Hydro Power NA Vinh Son-Song Hinh Hydro Power (18.8%) Vinh Son-Song Hinh Hydro Power (33.8%) Vinh Son-Song Hinh Hydro Power NA RusHydro 13.8%

Benchmarking Analysis1 (cont.) Source: Public filings, analyst reports, Company management Note: 1. No company used for comparative purposes is identical to the Company 2. LTM refers to the most recently completed twelve month period for which financial information has been made public 3. Based on public trading prices of common stock Profitability Relative Depreciation Internal Investment Liquidity Leverage3 LTM2 Net Income to LTM Revenue LTM Depreciation to LTM EBITDA LTM Capital Expenditures to LTM Revenue Current Ratio as of 1/10/14 Debt to Enterprise Value as of 1/10/14 Name Value Name Value Name Value Name Value Name Value Sichuan Chuantou Energy 109.5% CHC 48.2% Jaiprakash Power Ventures 342.3% Haitian Hydropower Int'l. 5.0 Jaiprakash Power Ventures 82.9% Hunan Fazhan Industrial 68.8% Sichuan Mingxing Electric Power 46.8% Vinh Son-Song Hinh Hydro Power 241.1% SJVN 4.8 Guizhou Qianyuan Power 77.9% SJVN 63.2% Chongqing Three Gorges 46.3% Guizhou Qianyuan Power 125.0% NHPC 2.0 CHC 65.9% Vinh Son-Song Hinh Hydro Power 54.7% Vinh Son-Song Hinh Hydro Power 45.0% SJVN 49.9% Duke Energy International 1.8 NHPC 54.8% NHPC 38.6% RusHydro 43.3% NHPC 37.5% Vinh Son-Song Hinh Hydro Power 1.8 RusHydro 53.8% AES Tietê S.A. 36.5% Guizhou Qianyuan Power 40.8% Chongqing Three Gorges 32.1% IdaCorp 1.7 Avista Corp. 47.9% Duke Energy International 31.0% Sichuan Xichang Electric Power 37.1% Hunan Fazhan Industrial 27.7% Hunan Fazhan Industrial 1.1 Chongqing Three Gorges 44.4% China Yangtze Power 30.8% Avista Corp. 35.8% RusHydro 22.4% RusHydro 1.0 IdaCorp 41.2% Tractebel Energia S.A. 29.4% Sichuan Chuantou Energy 34.7% Sichuan Xichang Electric Power 20.7% Tractebel Energia S.A. 1.0 China Yangtze Power 39.1% Sichuan Mingxing Electric Power 19.8% IdaCorp 31.3% Avista Corp. 20.0% AES Tietê S.A. 0.9 Vinh Son-Song Hinh Hydro Power 25.7% Sichuan Xichang Electric Power 15.5% China Yangtze Power 30.2% IdaCorp 18.1% Avista Corp. 0.9 SJVN 25.2% Jaiprakash Power Ventures 14.3% SJVN 29.5% Sichuan Mingxing Electric Power 15.8% Sichuan Mingxing Electric Power 0.9 Sichuan Chuantou Energy 24.0% IdaCorp 13.9% NHPC 28.6% Tractebel Energia S.A. 9.0% Chongqing Three Gorges 0.7 Haitian Hydropower Int'l. 20.9% Haitian Hydropower Int'l. 13.9% Duke Energy International 27.2% AES Tietê S.A. 7.8% Sichuan Xichang Electric Power 0.5 Duke Energy International 17.0% Chongqing Three Gorges 7.7% Haitian Hydropower Int'l. 26.7% CHC 6.9% Jaiprakash Power Ventures 0.5 AES Tietê S.A. 14.6% Avista Corp. 6.8% Hunan Fazhan Industrial 21.8% China Yangtze Power 6.7% Sichuan Chuantou Energy 0.5 Sichuan Xichang Electric Power 13.5% RusHydro 4.3% Jaiprakash Power Ventures 19.2% Duke Energy International 3.6% CHC 0.3 Tractebel Energia S.A. 13.3% CHC 0.8% Tractebel Energia S.A. 18.4% Sichuan Chuantou Energy 2.8% China Yangtze Power 0.2 Hunan Fazhan Industrial 12.8% Guizhou Qianyuan Power (7.8%) AES Tietê S.A. 11.5% Haitian Hydropower Int'l. 0.7% Guizhou Qianyuan Power 0.2 Sichuan Mingxing Electric Power 0.0% Leverage Leverage Debt to LTM EBITDA Implied Interest Rate (%) Name Value Name Value Guizhou Qianyuan Power 17.2x Haitian Hydropower Int'l. 15.7% Jaiprakash Power Ventures 11.8x China Hydroelectric Corporation 9.1% Sichuan Chuantou Energy 8.4x Duke Energy International 8.9% Chongqing Three Gorges 6.6x Sichuan Mingxing Electric Power 8.6% Haitian Hydropower Int'l. 5.6x NHPC 8.4% China Hydroelectric Corporation 5.2x AES Tietê S.A. 7.1% Vinh Son-Song Hinh Hydro Power 5.1x Tractebel Energia S.A. 6.5% NHPC 4.7x Jaiprakash Power Ventures 6.0% Avista Corp. 4.1x Chongqing Three Gorges 5.7% IdaCorp 4.1x China Yangtze Power 5.4% RusHydro 4.0x IdaCorp 5.3% China Yangtze Power 3.2x Guizhou Qianyuan Power 5.2% Hunan Fazhan Industrial 2.5x Avista Corp. 4.7% Sichuan Xichang Electric Power 2.3x Sichuan Chuantou Energy 4.5% SJVN 1.4x Sichuan Xichang Electric Power 3.6% Duke Energy International 1.3x RusHydro 3.3% Tractebel Energia S.A. 1.1x SJVN 2.0% AES Tietê S.A. 0.8x Vinh Son-Song Hinh Hydro Power 0.6% Sichuan Mingxing Electric Power 0.0x Hunan Fazhan Industrial 0.4%

Implied Premiums Paid in Selected Going-Private Transactions Involving US-Listed Chinese Companies Source: Company filings, CapitalIQ Note: 1. As of announcement date or any revised offers received after announcement date 2. VWAP stands for Volume Weighted Average Price 3. As of announcement date Announced Closing Offer Price Premium Date Date Company Name Price1 (US$) 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 On-Going Deals 12/24/2013 - Noah Education Holdings Ltd. $2.80 24.4% 19.4% 24.1% 31.1% 48.0% 52.0% 9.4% 11/25/2013 - Giant Interactive Group, Inc. 11.75 16.0% 28.8% 30.9% 34.6% 44.6% 58.7% 2.8% 9/30/2013 - Charm Communications Inc. 4.70 17.2% 14.3% 13.2% 9.2% 5.2% 13.5% (21.7%) 8/19/2013 - Exceed Company Ltd 1.78 19.5% 24.4% 27.9% 30.4% 30.2% 24.4% (6.3%) 6/20/2013 - ChinaEdu Corporation 7.00 19.9% 32.7% 13.2% 14.0% 15.7% 18.3% (16.3%) 6/6/2013 - iSoftStone Holdings Limited 5.45 12.6% 32.7% 20.1% 16.8% 15.8% 12.8% (23.1%) 5/21/2013 - Le Gaga Holdings Ltd 4.01 16.6% 20.5% 15.2% 14.3% 8.6% 6.3% (24.1%) 5/20/2013 - Pactera Technology International Ltd. 7.30 38.8% 34.5% 19.9% 14.0% 8.1% 2.5% (33.0%) 3/12/2013 - Camelot Information Systems Inc. 1.85 23.3% 27.6% 53.7% 51.5% 20.7% (20.0%) (54.5%) 11/2/2012 - Trunkbow International Holdings, Ltd. 1.46 24.8% 48.6% 54.8% 49.3% 6.6% 1.1% (39.4%) 10/15/2012 - American Lorain Corporation 1.60 28.5% 30.6% 34.2% 36.6% 23.8% 20.3% (8.6%) 10/15/2012 - Yongye International, Inc. 6.69 39.7% 49.2% 64.0% 72.7% 86.9% 75.5% 13.4% 10/12/2012 - Ninetowns Internet Technology Group Company Ltd 2.00 85.2% 79.4% 81.9% 73.7% 62.7% 62.7% (2.4%) 4/28/2012 - Sino Gas International Holdings, Inc 0.50 51.5% 52.7% 42.7% 32.5% 19.2% 12.9% 6.4% 1/20/2012 - AsiaInfo-Linkage, Inc. 12.00 21.0% 50.8% 43.2% 38.7% (0.1%) (13.9%) (47.6%) 12/13/2011 - WSP Holdings Ltd. 3.20 60.0% 49.2% 52.5% 48.0% (33.0%) (43.3%) (61.7%) On-Going Deals Mean 31.2% 37.2% 37.0% 35.5% 22.7% 17.7% (19.2%) Median 23.9% 32.7% 32.6% 33.5% 17.5% 13.2% (19.0%) Max 85.2% 79.4% 81.9% 73.7% 86.9% 75.5% 13.4% Min 12.6% 14.3% 13.2% 9.2% (33.0%) (43.3%) (61.7%) 9/4/2013 - China Hydroelectric Corporation $3.51 57.4% 59.2% 53.6% 44.0% 60.9% 73.8% 16.2%

Implied Premiums Paid in Selected Going-Private Transactions Involving US-Listed Chinese Companies (cont.) Source: Company filings, CapitalIQ Note: 1. As of announcement date or any revised offers received after announcement date 2. VWAP stands for Volume Weighted Average Price 3. As of announcement date Announced Closing Offer Price Premium Date Date Company Name Price1 (US$) 1-Day Prior 30-Day VWAP2 60-Day VWAP2 90 -Day VWAP2 180-Day VWAP2 52-Week VWAP2 52-Week High3 Closed Deals 3/11/2013 12/23/2013 Simcere Pharmaceutical Group. $9.56 20.1% 21.9% 21.4% 20.3% 20.0% 17.1% 1.0% 8/13/2012 7/30/2013 LJ International Inc. 2.00 24.2% 21.4% 29.2% 17.6% 4.7% (4.1%) (31.3%) 9/26/2012 7/8/2013 7 Days Group Holdings Limited 13.80 30.6% 43.2% 45.3% 42.5% 24.3% 15.6% (21.1%) 10/3/2012 6/27/2013 Feihe International, Inc. 7.40 21.3% 23.6% 14.9% 22.9% 42.8% 47.9% (20.4%) 3/27/2012 6/27/2013 Zhongpin, Inc. 13.50 46.6% 46.5% 38.6% 40.3% 44.7% 24.4% (22.0%) 9/12/2012 5/30/2013 3SBio Inc. 16.70 44.1% 45.7% 39.6% 33.8% 33.6% 37.2% 8.9% 8/13/2012 5/23/2013 Focus Media Holding Ltd. 27.50 17.6% 36.6% 33.9% 28.2% 28.2% 26.2% (16.5%) 2/15/2013 5/17/2013 China Shenghuo Pharmaceutical Holdings, Inc. 0.16 18.5% 61.5% 42.8% 46.0% (33.0%) (36.6%) (78.6%) 9/7/2012 4/9/2013 Syswin Inc. 2.05 28.1% 45.7% 39.9% 43.5% 112.5% 103.3% (12.4%) 7/6/2012 3/28/2013 ShangPharma Corporation 9.00 30.8% 44.8% 34.2% 20.4% 13.0% 4.8% (26.5%) 5/9/2012 2/7/2013 China Nuokang Bio-Pharmaceutical Inc. 5.80 56.8% 74.0% 95.9% 102.9% 41.3% 37.3% (1.4%) 5/21/2012 12/28/2012 Yucheng Technologies Limited 3.90 26.4% 28.0% 32.4% 42.5% 52.7% 43.5% 0.8% 11/3/2010 12/27/2012 Fushi Copperweld, Inc. 9.50 4.4% 1.6% 8.0% 9.4% (2.0%) 0.0% (26.6%) 4/2/2012 12/11/2012 Winner Medical Group Inc. 4.50 32.3% 29.2% 40.1% 46.4% 31.7% 12.7% (15.1%) 1/9/2012 11/9/2012 Pansoft Company Limited 4.15 106.5% 83.2% 93.2% 79.6% 36.7% 27.4% (16.0%) 5/3/2012 11/2/2012 China Mass Media Corp. 5.00 115.5% 133.1% 38.9% (3.2%) (35.0%) (38.2%) (80.8%) 2/21/2012 10/31/2012 China TransInfo Technology Corp. 5.80 12.6% 26.6% 40.0% 52.6% 67.7% 47.7% 11.5% 2/24/2012 10/17/2012 Gushan Environmental Energy Limited 1.65 34.1% 28.1% 27.7% 10.0% (13.6%) (31.8%) (66.7%) 1/6/2012 5/15/2012 Jingwei International Limited 2.20 64.2% 66.6% 57.0% 48.2% 8.3% (5.7%) (46.5%) 10/28/2011 4/20/2012 China Real Estate Information Corporation 5.73 6.1% 20.1% 7.0% (5.8%) (13.3%) (21.8%) (46.3%) 11/14/2011 4/17/2012 China GrenTech Corp. Ltd. 3.15 23.0% 34.3% 42.4% 45.7% 18.4% 11.6% (14.9%) 10/17/2011 2/14/2012 Shanda Interactive Entertainment Ltd. 41.35 23.5% 26.6% 25.1% 20.6% 2.3% 2.5% (23.7%) 3/7/2011 11/4/2011 China Fire & Security Group, Inc. 9.00 43.8% 52.4% 40.1% 28.1% 12.1% (13.5%) (45.4%) 10/11/2010 11/1/2011 Harbin Electric, Inc. 24.00 20.2% 36.3% 35.1% 37.7% 24.8% 22.3% (7.7%) 1/28/2011 9/16/2011 China Security & Surveillance Technology, Inc. 6.50 33.2% 30.1% 26.1% 21.3% 24.9% 11.9% (26.9%) 3/25/2011 8/25/2011 Funtalk China Holdings Limited 7.20 17.1% 34.2% 30.6% 26.7% 2.9% 3.9% (17.5%) 11/11/2010 8/19/2011 Chemspec International Limited 8.10 28.2% 29.2% 27.0% 22.8% 10.4% 14.2% (10.5%) 6/27/2011 8/11/2011 Tiens Biotech Group (USA), Inc. 1.72 67.0% 44.2% 31.5% 27.6% 21.5% 16.5% (13.1%) 4/8/2010 4/15/2011 Tongjitang Chinese Medicines Company 4.50 19.0% 22.3% 21.9% 21.0% 17.9% 18.4% (11.8%) Closed Deals Mean 35.0% 41.1% 36.6% 32.8% 20.7% 13.6% (23.4%) Median 28.1% 34.3% 34.2% 28.1% 20.0% 14.2% (17.5%) Max 115.5% 133.1% 95.9% 102.9% 112.5% 103.3% 11.5% Min 4.4% 1.6% 7.0% (5.8%) (35.0%) (38.2%) (80.8%) Overall Mean 33.7% 39.7% 36.7% 33.7% 21.4% 15.1% (21.9%) Median 24.8% 34.2% 34.2% 31.1% 19.2% 13.5% (17.5%) Max 115.5% 133.1% 95.9% 102.9% 112.5% 103.3% 13.4% Min 4.4% 1.6% 7.0% (5.8%) (35.0%) (43.3%) (80.8%) 9/4/2013 China Hydroelectric Corporation $3.51 57.4% 59.2% 53.6% 44.0% 60.9% 73.8% 16.2%

Price Revision Study for Going-Private Transactions Source: Capital IQ, Company filings Initial Initial Final Final Announced Domiciled Offer Offer Offer Offer % # of Date Company Location Date Price ($) Date Price ($) Change Revisions On-Going Deals 12/24/2013 Noah Education Holdings Ltd. Cayman 12/24/2013 $2.80 12/24/2013 $2.80 0.0% 0 11/25/2013 Giant Interactive Group, Inc. Cayman 11/25/2013 11.75 11/25/2013 11.75 0.0% 0 9/30/2013 Charm Communications Inc. Cayman 9/30/2013 4.70 9/30/2013 4.70 0.0% 0 8/19/2013 Exceed Company Ltd BVI 8/19/2013 1.72 12/2/2013 1.78 3.5% 2 6/20/2013 ChinaEdu Corporation Cayman 6/20/2013 7.00 6/20/2013 7.00 0.0% 0 6/6/2013 iSoftStone Holdings Limited Cayman 6/6/2013 5.85 11/4/2013 5.45 (6.8%) 1 5/21/2013 Le Gaga Holdings Ltd Cayman 5/21/2013 4.01 5/21/2013 4.01 0.0% 0 5/20/2013 Pactera Technology International Ltd. Cayman 5/20/2013 7.50 10/17/2013 7.30 (2.7%) 2 3/12/2013 Camelot Information Systems Inc. BVI 3/12/2013 1.85 3/12/2013 1.85 0.0% 0 11/2/2012 Trunkbow International Holdings, Ltd. Nevada 11/2/2012 1.46 11/2/2012 1.46 0.0% 0 10/15/2012 American Lorain Corporation Nevada 10/15/2012 1.60 10/15/2012 1.60 0.0% 0 10/15/2012 Yongye International, Inc. Nevada 10/15/2012 6.60 9/23/2013 6.69 1.4% 2 10/12/2012 Ninetowns Internet Technology Group Company Ltd. Cayman 10/12/2012 2.00 10/12/2012 2.00 0.0% 0 4/28/2012 Sino Gas International Holdings, Inc Utah 4/28/2012 0.48 12/9/2013 0.50 4.2% 1 1/20/2012 AsiaInfo-Linkage, Inc. Delaware 1/20/2012 12.00 1/20/2012 12.00 0.0% 0 12/13/2011 WSP Holdings Ltd. Cayman 12/13/2011 3.00 2/21/2013 3.20 6.7% 1 Closed Deals 3/11/2013 Simcere Pharmaceutical Group. Cayman 3/11/2013 $9.56 8/28/2013 $9.66 1.0% 1 8/13/2012 LJ International Inc. BVI 8/13/2012 2.00 8/13/2012 2.00 0.0% 0 9/26/2012 7 Days Group Holdings Limited Cayman 9/26/2012 12.70 2/28/2013 13.80 8.7% 1 10/3/2012 Feihe International, Inc. Utah 10/3/2012 7.40 10/3/2012 7.40 0.0% 0 3/27/2012 Zhongpin, Inc. Delaware 3/27/2012 13.50 3/27/2012 13.50 0.0% 0 9/12/2012 3SBio Inc. Cayman 9/12/2012 15.00 4/22/2013 16.70 11.3% 2

Price Revision Study for Going-Private Transactions (cont.) Source: Capital IQ, Company filings Initial Initial Final Final Announced Domiciled Offer Offer Offer Offer % # of Date Company Location Date Price ($) Date Price ($) Change Revisions Closed Deals (cont.) 8/13/2012 Focus Media Holding Ltd. Cayman 8/13/2012 $27.00 12/19/2012 $27.50 1.9% 1 5/17/2013 China Shenghuo Pharmaceutical Holdings, Inc. Delaware 2/13/2013 0.15 4/16/2013 0.16 6.7% 1 9/7/2012 Syswin Inc. Cayman 9/7/2012 2.00 12/24/2012 2.05 2.5% 1 7/6/2012 ShangPharma Corporation Cayman 7/6/2012 9.00 7/6/2012 9.00 0.0% 0 5/9/2012 China Nuokang Bio-Pharmaceutical Inc. Cayman 5/9/2012 5.80 5/9/2012 5.80 0.0% 0 5/21/2012 Yucheng Technologies Limited BVI 5/21/2012 3.80 8/13/2012 3.90 2.6% 1 11/3/2010 Fushi Copperweld, Inc. Nevada 11/3/2010 11.50 12/28/2011 9.50 (17.4%) 2 4/2/2012 Winner Medical Group Inc. Nevada 4/2/2012 4.50 4/2/2012 4.50 0.0% 0 1/9/2012 Pansoft Company Limited BVI 1/9/2012 3.76 5/17/2012 4.15 10.4% 1 5/3/2012 China Mass Media Corp. Cayman 5/3/2012 5.00 5/3/2012 5.00 0.0% 0 2/21/2012 China TransInfo Technology Corp. Nevada 2/21/2012 5.65 6/8/2012 5.80 2.7% 1 2/24/2012 Gushan Environmental Energy Ltd. Cayman 2/24/2012 1.60 9/13/2012 1.65 3.2% 2 1/6/2012 Jingwei International Limited Nevada 1/6/2012 1.56 2/9/2012 2.20 41.0% 1 10/28/2011 China Real Estate Information Corporation Cayman 10/28/2011 5.73 10/28/2011 5.73 0.0% 0 11/14/2011 China GrenTech Corp. Ltd. Cayman 11/14/2011 3.10 1/12/2012 3.15 1.6% 1 10/17/2011 Shanda Interactive Entertainment Ltd. Cayman 10/17/2011 41.35 10/17/2011 41.35 0.0% 0 3/7/2011 China Fire & Security Group, Inc. Florida 3/7/2011 9.00 3/7/2011 9.00 0.0% 0 10/11/2010 Harbin Electric, Inc. Nevada 10/11/2010 24.00 10/11/2010 24.00 0.0% 0 1/28/2011 China Security & Surveillance Technology, Inc. Delaware 1/28/2011 6.50 1/28/2011 6.50 0.0% 0 3/25/2011 Funtalk China Holdings Limited Cayman 3/25/2011 7.10 5/11/2011 7.20 1.4% 1 11/11/2010 Chemspec International Limited Cayman 11/11/2010 8.00 3/9/2011 8.10 1.3% 1 6/27/2011 Tiens Biotech Group (USA), Inc. Delaware 6/27/2011 1.72 6/27/2011 1.72 0.0% 0 4/8/2010 Tongjitang Chinese Medicines Company Cayman 4/8/2010 4.50 4/8/2010 4.50 0.0% 0 Mean 1.9% 1 Median 0.0% 0 High 41.0% 2 Low (17.4%) 0 9/4/2013 China Hydroelectric Corporation Cayman 9/4/2013 2.97 1/10/2014 3.51 18.2% 2